SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of The Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                 Competitive Technologies, Inc.
        (Name of Registrant as Specified in Its Charter)

  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a -
     6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which
          transaction applies:

          (3)  Per unit price or other underlying value of
          transaction computed pursuant to Exchange Act Rule 0-11
          (set forth the amount on which the filing fee is
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          (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the
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          (1)  Amount Previously Paid:

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Notes:


                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06430


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 to be held on January 27, 2000


To the Stockholders of
COMPETITIVE TECHNOLOGIES, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of COMPETITIVE TECHNOLOGIES, INC. (the "Company") will be held at the American Stock Exchange, 86 Trinity Place,
New York, New York 10006 on Thursday, January 27, 2000 at 10:00
A.M. local time for the following purposes:

          1. Electing a Board of Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

          2. Considering and acting upon a proposal to amend the Company's Restated Certificate of Incorporation to authorize 2,000,000 shares of undesignated Class A Preferred Stock;

          3. Considering and acting upon a proposal to approve the 2000 Directors Stock Option Plan and reserve
               250,000 shares of Common Stock for option grants under the Plan; and

          4. Transacting such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on December 20, 1999 as the record date for determination of the stockholders entitled to notice of and to vote at said meeting and/or adjournments thereof.

     If you do not expect to be present personally at the meeting, please complete, date, sign and return the accompanying proxy without delay.
                              By Order of the Board of Directors


                              s/ Jeanne Wendschuh
                              Jeanne Wendschuh
                              Secretary
December 22, 1999


                         PROXY STATEMENT


                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06430

             --------------------------------------

     This Proxy Statement is being furnished to stockholders in connection with the solicitation by the Board of Directors of Competitive Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the form enclosed herewith for the Company's annual meeting of stockholders to be held January 27, 2000. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as directors; FOR the amendment to the Company's Restated Certificate of Incorporation to authorize 2,000,000 shares of undesignated Class A Preferred Stock; and FOR approval of the 2000 Directors Stock Option Plan. Any proxy may be revoked at any time prior to the voting thereof by notifying the Company, there being no formal procedure required. The approximate date on which this Proxy Statement and the form of proxy enclosed herewith are first to be sent or given to the Company's stockholders is intended to be December 27, 1999.

     Only the holders of record of the Company's 5,974,335 outstanding shares of Common Stock and 2,427 outstanding shares of Preferred Stock at the close of business on December 20, 1999, will be entitled to vote at the meeting. Each share of Common Stock and each share of Preferred Stock is entitled to one vote on each matter to be voted upon. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matters submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to that matter.


                      ELECTION OF DIRECTORS

     At the meeting a Board of seven directors is to be elected by plurality vote. The seven nominees proposed by the Board of Directors are named below.

     All of the nominees named below except Richard E. Carver are currently directors of the Company. Michael G. Bolton, who was elected a director at last year's meeting, resigned as a director
during the year.   Frank R. McPike, Jr., Charles J. Philippin and
George W. Dunbar, Jr. were elected to the board subsequent to last year's meeting. There is no family relationship between any director or executive officer of the Company or any person nominated by the Company to become a director or executive officer. In the event that any of the nominees for director should be unable to serve, discretionary authority is solicited to vote for the election of other persons. Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company has no reason to believe that any of the nominees named will not be available for election as directors for their prescribed terms.

     The following table sets forth information with respect to each nominee for director according to the information furnished the Company by him:


Name, Age and          Principal Occupation   Director of Company
Positions Currently    During Past Five       Since
Held with Company      Years; Other Public
                       Directorships

George C.J. Bigar,     Professional           December, 1996
42, Director           Investor.

Richard E. Carver,     President and Chief    Not Currently a
62                     Executive Officer,     Director
                       MST America (an
                       international
                       business strategies
                       consultancy) since
                       January, 1995;
                       President and Chief
                       Executive Officer,
                       RPP America (a
                       company that sells
                       solid waste wrapping
                       systems) since
                       November, 1998;
                       President and Chief
                       Executive Officer,
                       Zeppelin of North
                       America (a
                       manufacturer of spun
                       metal parts for
                       space applications -
                       shuttles,
                       satellites, launch
                       vehicles) from June,
                       1994 to December,
                       1995; President and
                       Chief Executive
                       Officer, ZF
                       Industries
                       (manufacturer of
                       driveline, steering
                       and suspension
                       components for
                       automobile and
                       machinery makers)
                       from May, 1988 to
                       December, 1994;
                       Chairman and Chief
                       Executive Officer,
                       Carver Lumber
                       Company (provider of
                       building materials
                       for new home
                       construction and
                       prefabrication) from
                       May, 1988 to
                       December, 1999.

George W. Dunbar,      President and Chief    November, 1999
Jr., 53, Director      Executive Officer,
                       Metra BioSystems,
                       Inc. (a developer of
                       products to detect
                       and manage bone and
                       joint diseases) from
                       1991 to August,
                       1999.  Director of
                       Quidel Corporation,
                       Sonus
                       Pharmaceuticals,
                       Inc., and LJL
                       BioSystems, Inc.

Samuel M. Fodale,      President, Central     October, 1998
56, Director           Maintenance
                       Services, Inc. (a
                       service and
                       warehousing
                       corporation serving
                       the automobile
                       industry).

Frank R. McPike,       President and Chief    February, 1999
Jr., 50, President,    Operating Officer of   (A)
Chief Operating        the Company since
Officer, Treasurer,    October, 1998;
Chief Financial        Interim Chief
Officer and Director   Executive officer of
                       the Company from
                       August to October,
                       1998; Secretary of
                       the Company from
                       August, 1989 to
                       February, 1999;
                       Treasurer of the
                       Company since July,
                       1988; Vice
                       President, Finance
                       and Chief Financial
                       Officer of the
                       Company since
                       December, 1983.

Charles J.             Member of the          June, 1999
Philippin, 49,         management committee
Director               of Investcorp
                       International, Inc.
                       (a global investment
                       group that acts as a
                       principal and
                       intermediary in
                       international
                       investment
                       transactions).
                       Director of Saks
                       Incorporated, CSK
                       Auto Corporation,
                       Nations Rent, Inc.,
                       Harborside
                       Healthcare
                       Corporation, Werner
                       Holding Co. (DE),
                       Inc. and Falcon
                       Building Products,
                       Inc.

John M. Sabin, 45,     Business consultant    December, 1996
Director and           since September
Chairman of the        1999; Executive Vice
Board of Directors     President and Chief
                       Financial Officer of
                       Hudson Hotels
                       Corporation (a
                       limited service
                       hotel development
                       and management
                       company) May, 1998
                       to September, 1999;
                       Senior Vice
                       President and
                       Treasurer, Vistana,
                       Inc. (a developer of
                       vacation timeshares)
                       February, 1997 to
                       May, 1998; Vice
                       President, Finance,
                       Choice Hotels
                       International, Inc.
                       October, 1996 to
                       February, 1997; Vice
                       President-Mergers
                       and Acquisitions,
                       Choice Hotels
                       International, Inc.
                       June, 1995 to
                       October, 1996; Vice
                       President-Finance
                       and Assistant
                       Treasurer, Manor
                       Care, Inc. and
                       Choice Hotels
                       International, Inc.
                       December, 1993 to
                       October, 1996; Vice
                       President-Corporate
                       Mergers and
                       Acquisitions,
                       Marriott
                       Corporation, 1988 to
                       December, 1993.
                       Director of Cysive,
                       Inc.


(A) Also a director of the Company from July, 1988 to March, 1998.

    Messrs. Bigar, Fodale (Chairman) and Sabin are members of the audit committee. Messrs. Fodale (Chairman), Philippin and Sabin are members of the nominating committee. Messrs. Bigar (Chairman), Fodale and Sabin are members of the compensation and stock option committee. Messrs. Bigar (Chairman), McPike, Philippin and Sabin are members of the executive committee which was formed in August, 1999.


                 BENEFICIAL OWNERSHIP OF SHARES

    The following information indicates the beneficial ownership of the Company's Common Stock by each director and nominee, by the sole executive officer of the Company, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners as of November 15, 1999 except as otherwise indicated in the footnotes.

Name (and Address if       Amount Beneficially     Percent (B)
more than 5%) of           Owned (A)
Beneficial Owners

Directors and Nominees

George C.J. Bigar                  12,418                --
Richard E. Carver                    None  (C)           --
George W. Dunbar, Jr.                None                --
Samuel M. Fodale                  162,325  (D)          2.7%
Frank R. McPike, Jr.              113,114  (E)          1.9%
Charles J. Philippin                5,000                --
John M. Sabin                       4,918                --

All directors and executive
  officers as a group             297,775  (F)          5.0%

Additional 5% Owners

Richard D. Corley, M.D.           302,710  (G)          5.0%
416 St. Mark Court
Peoria, IL  61603

(A) Except as indicated in the notes which follow, the designated person or group has sole voting and investment power.
(B)  Percentages of less than 1% are not shown.
(C)  Information furnished as of November 30, 1999.
(D) Includes 99,100 shares of Common Stock held by Central Maintenance Services, Inc., 9,000 shares of Common Stock held by Missouri Recycling - St. Louis, Inc., 3,200 shares of Common Stock held by children and 2,000 shares held by spouse. Mr. Fodale has full voting and investment power for all shares included.
(E) Consists of 19,572 shares of Common Stock, plus 93,542 stock options deemed exercised solely for purposes of showing total shares owned by Mr. McPike as of December 7, 1999. Includes 6,214 shares of Common Stock held by Webster Trust as Trustee under the Company's Employees' Common Stock Retirement Plan, as to which Mr. McPike has shared investment power. Does not include 9,665 shares of Common Stock allocated to Mr. McPike under said Retirement Plan; Trustee has sole voting and investment power with regard thereto.
(F) Consists of 204,233 shares of Common Stock plus 93,542 stock options to purchase shares of Common Stock deemed exercised solely for purposes of showing total shares owned by such group.
(G) Taken from Schedule 13D which states that the information is as of December 1, 1999.

     At December 20, 1999, the stock transfer records maintained by the Company with respect to its Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares.

     The following table sets forth information with respect to the common stock, $.001 par value per share, of University Optical Products Co. ("UOP"), a subsidiary of the Company, beneficially owned by each director, nominee for director or executive officer of the Company at December 20, 1999.

                            Shares of Common       Percent
Name                        Stock of UOP  (A)      of Class  (B)

George C.J. Bigar                None                  --
Richard E. Carver                None                  --
George W. Dunbar, Jr.            None                  --
Samuel M. Fodale                 None                  --
Frank R. McPike, Jr.           14,000                  --
Charles J. Philippin             None                  --
John M. Sabin                    None                  --
All directors and executive
  officers of the Company
  as a group                   14,000                  --

(A) Does not include 1,333,333 shares of UOP class A stock (which have four votes per share and are convertible into an equal number of shares of UOP common stock) and 2,757,735 shares of UOP common stock owned by the Company and 1,927 shares of UOP common stock owned by Genetic Technology Management, Inc., a wholly-owned subsidiary of the Company.

(B)  Percentages of less than 1% are not shown.


                     EXECUTIVE COMPENSATION

Summary Compensation

     The following table summarizes the total compensation accrued, earned or paid by the Company for services rendered during each of the fiscal years ended July 31, 1999, 1998 and 1997 to the Chief Executive Officer of the Company and each of the other executive officers of the Company who had annual compensation for the fiscal year ended July 31, 1999 in excess of $100,000 (the Specified Executives):

                   SUMMARY COMPENSATION TABLE

                     Annual Compensation (A)

                                                     Long Term
                                                     Compensation
                                                     Awards
                                                       ______
                                                      Securities   All Other
Name and Principal      Fiscal                        Underlying   Compensation
Position                Year   Salary ($)  Bonus ($)  Options (#)      ($)


Frank R. McPike, Jr.    1999    179,200         --          --     16,422 (B)
  President, Chief      1998    167,000         --      20,000     17,460 (B)
  Operating Officer     1997    167,712     12,000      12,000     14,320 (B)
  and Chief Financial
    Officer

George M. Stadler,      1999         --         --          --         -- (C)
  formerly President    1998    197,000         --      20,000    318,245 (C)
  and Chief Executive   1997    197,808     18,000      20,000     15,105 (B)
  Officer

(A) The aggregate amount of any perquisites or other personal benefits was less than 10% of the total of annual salary and bonus and is not included in the above table.

(B) Consists principally of amounts contributed for each executive officer to Competitive Technologies, Inc.'s Employees' Common Stock Retirement Plan. The Company contributed shares of its Common Stock valued at the mean between its high and low prices on the American Stock Exchange on July 31 of each year. Also includes premiums paid for term life insurance policies (see below).

(C) In 1999, the Company paid all settlement costs, totaling $298,000, which had been accrued in 1998. In 1998, includes $300,000 accrued in the fiscal quarter ended July 31, 1998, to settle Mr. Stadler's employment contract which ran until July 31, 1999. On October 15, 1998, Mr. Stadler resigned from all positions with the Company. See Employment Agreements below. Also includes amounts contributed for Mr. Stadler to Competitive Technologies, Inc.'s Employees' Common Stock Retirement Plan. The Company contributed shares of its Common Stock valued at the mean between its high and low prices on the American Stock Exchange on July 31, 1998. Also includes premiums paid for term life insurance policy (see below).

Option Grants

     There were no option grants to the Specified Executives during the fiscal year ended July 31, 1999.

Option Exercises and Year End Value

     The following table summarizes stock options held by the Specified Executives at the end of the fiscal year ended July 31, 1999:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION
                             VALUES

                                          Number of
                                          Securities     Value of
                                          Underlying     Unexercised
                    Shares                Unexercised    In-the-Money
                    Acquired              Options        Options at
                       on      Value      at FY-End (#)  FY-End ($)
                    Exercise   Realized   Exercisable/   Exercisable/
Name                  (#)          $      Unexercisable  Unexercisable


Frank R. McPike, Jr.   None        --     68,542/15,000      N/A / N/A
George M. Stadler      None        --    190,000/0           N/A / N/A

Employment Agreements

     Effective December 7, 1999, the Company entered into an employment agreement with Mr. McPike providing for his employment as President and Chief Operating Officer for a three-year term and for base compensation at a minimum rate of $185,000 per year, subject to annual reviews and increases in the sole discretion of the Board of Directors. The employment is at will and can be terminated by either party at any time with or without cause.
The agreement also provides, among other things:

          -- a procedure for annual renewals of the employment term with continuation of pay for six months after non-renewal unless non-renewal is for cause

          -- severance payments of up to one year's base compensation in certain circumstances

          -- a period of non-competition covering the remainder of the employment term plus six months in certain circumstances.

The employment agreement also confirms ten-year stock options for the purchase of 100,000 shares of the company's Common Stock granted to Mr. McPike on December 7, 1999 at a price of $5.5625 per share and vesting as follows:

          --   25,000 options on date of grant

          --   12,500 options one year from date of grant

          --   12,500 options two years from date of grant

          -- 25,000 options nine years from date of grant, subject to acceleration of vesting if during the one-year period following the date of grant the average closing price of the Company's Common Stock for 20 consecutive trading days is $8.00 or higher

          -- 25,000 options nine years from date of grant, subject to acceleration of vesting if during the two-year period following the date of grant the average closing price of the Company's Common Stock for 20 consecutive trading days is $10.00 or higher.

     On October 15, 1998, Mr. Stadler and the Company entered into a Voluntary Release and Exit Agreement under which Mr. Stadler resigned from his employment, positions, offices and directorships with the Company, including his employment under an employment contract dated August 1, 1995 which had provided for a term of employment through July 31, 1999. The Voluntary Release and Exit Agreement provided, among other things, that (i) the Company continue to pay Mr. Stadler his base salary at the rate of $197,000 per year through July 31, 1999; (ii) the Company pay Mr. Stadler the gross sum of $25,000 to cover unused vacation pay; (iii) the Company pay the costs of outplacement assistance for Mr. Stadler up to six months at up to $2,000 per month; (iv) the Company make payments in connection with maintenance of health, life and dental insurance and car expenses through July 31, 1999; and (v) 190,000 vested options held by Mr. Stadler under the Company's stock option plans remain vested and exercisable through July 31, 2001.

Other Arrangements

     The Company provides term life insurance for certain of its officers. The policy amount in the event of death is $250,000 for Mr. McPike and $500,000 for Mr. Stadler. Premiums of $460 for Mr. McPike's policy in each of 1999, 1998 and 1997 were paid by the Company and $1,245 for Mr. Stadler's policy in each of 1999 (accrued in contract settlement costs in fiscal 1998), 1998 and 1997.

     Through December 31, 1996, the Company maintained a simplified employee pension (SEP) plan for its employees pursuant to the Internal Revenue Code. Effective January 1, 1997, the Company established a 401-K plan. Under both the SEP plan and the 401-K plan, an eligible employee may elect a salary reduction up to 15% of his compensation as defined in the plan to be contributed by the Company to the plan for the employee.
Employee contributions for any calendar year are limited to a specific dollar amount determined by the Internal Revenue Service ($10,000 for 1999 and 1998). For fiscal 1999, the Company contributed $10,000 each for Mr. McPike and Mr. Stadler.

     Effective August 1, 1990, the Company adopted the Competitive Technologies, Inc. Employees' Common Stock Retirement Plan (the Retirement Plan). The Retirement Plan is a qualified stock bonus plan under the Internal Revenue Code. All employees of the Company are eligible to participate in the Retirement Plan. Annually, a committee of independent directors determines the number of shares of the Company's Common Stock, if any, to be contributed to the Retirement Plan. These shares are allocated among participants employed on the last day of the year and who performed at least 1,000 hours of service during the year in proportion to their relative compensation in a manner that is integrated with the Company's Social Security contribution on behalf of employees; that is, the contribution made with respect to compensation in excess of the Social Security wage base generally will be twice as large in proportionate terms as the contribution made with respect to compensation below that wage base. The Company's contributions are held in trust with a separate account established for each participant.

     The maximum amount of Company Common Stock that may be contributed to the Retirement Plan in any year is the number of shares with a fair market value equal to 15% of that year's compensation reduced by the 401-K plan contributions made for Retirement Plan participants, but in no event more than 1% of the Company's outstanding shares at the end of the previous year. There is no minimum or required contribution. The maximum number of shares that can be allocated to any individual participant's account in any year is the number of shares with a fair market value equal to the lesser of $30,000 or 25% of his compensation for that year reduced by his 401-K plan contributions.

     Participants become entitled to distributions of the vested shares allocated to their accounts upon disability, death or other termination of employment. Participants obtain a 100% vested interest in the shares allocated to their accounts upon completing 5 years of service with the Company. If the Retirement Plan becomes top heavy as defined by the Internal Revenue Code, participants become 20% vested after 2 years of service, 40% vested after 3 years of service, 60% vested after 4 years of service, and 100% vested after 5 years of service.

     Company stock contributed to the Retirement Plan is held in the custody of the Retirement Plan's trustee, Webster Trust in New Britain, Connecticut. The trustee has the power to vote Company shares owned by the Retirement Plan. For the fiscal years ended July 31, 1999 and 1998, the Board authorized a contribution of 13,384 and 11,594 shares, respectively. Shares allocated to Mr. McPike, the Company's sole executive officer at July 31, 1999, under the Retirement Plan for the year ended July 31, 1999 were 2,674. See also Summary Compensation Table - "All Other Compensation" for dollar values ascribed to contributions for Mr. McPike.

     The Company has an incentive compensation plan pursuant to which an amount equal to 10% of the operating income of the Company (defined and adjusted as provided in said plan) shall be credited each year to an incentive fund from which cash awards are to be made to key employees of the Company by a committee, none of whose members is eligible to receive awards. Amounts may be credited to the incentive fund when the Company earns operating income (as defined in said plan) for a fiscal year. In fiscal 1999, the Company credited $46,837 to this incentive fund. No amounts were credited to this fund prior to fiscal 1999.

     The Company has in effect a Key Employees' Stock Option Plan and a 1997 Employees' Stock Option Plan (the Option Plans) with respect to its Common Stock, $.01 par value, which provide for granting either incentive stock options under Section 422 of the Internal Revenue Code or nonqualified options. (Incentive options under both Option Plans and non-qualified options granted under the 1997 Employees' Stock Option Plan must be granted at not less than 100% of fair market value on the grant date. Nonqualified options under the Key Employees' Stock Option Plan may be granted at not less than 85% of fair market value on the grant date.) Stock appreciation rights may also be granted under the Key Employees' Stock Option Plan. In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Company's Stock Option Committee, may continue to be exercisable through up to 10 years after the date granted, irrespective of the termination of the optionee's employment with the Company.

Director Compensation

     The Company pays each director who is not an employee of the Company or a subsidiary of the Company $1,000 for each Board meeting attended (increased from $750 in April, 1999). Directors also receive $250 for attending each committee meeting that coincides with a Board meeting and $500 for attending a committee meeting that does not coincide with a Board meeting. Directors who participate in telephonic board and/or committee meetings are paid one half the fee for attending such meetings. The Company reimburses directors for out-of-pocket expenses incurred to attend Board and committee meetings. In addition to meeting fees, since July 1, 1999, the Company has paid outside directors an annual cash retainer of $7,500, payable in quarterly install ments. The annual retainer prior to July 1, 1999, was $5,000.

     In August, 1999, the Board formed an executive committee with Mr. Bigar as chairman. The Board has provided that the Company compensate him at the rate of $8,000 per month for six months due to the substantial commitment of time to be required of Mr. Bigar as chairman.

     The Company has a 1996 Director's Stock Participation Plan pursuant to which, on the first business day of January from January 1997 through January 2006, the Company issues, to each non-employee director who has been elected by the stockholders and has served at least one full year, a number of shares of the Company's Common Stock equal to the lesser of (i) $15,000 divided by the per share fair market value of such stock on the issuance date, or (ii) 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the annual stock compensation described above would be payable in shares on a pro-rata basis up to the termination date. In January, 1999 an aggregate of 10,625 shares was issued under this plan (2,500 each to Messrs. Bigar, Michael G. Bolton (who resigned as a director effective September 30, 1999), Robert H. Brown, Jr., (who resigned as a director February 11, 1999) and Sabin and 625 shares to Mr. Fodale).


     REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report of the Compensation and Stock Option Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Committee is responsible for making recommendations to the Company's Board of Directors concerning the compensation of the Company's Chief Executive Officer and, based upon recommendations received from the Company's Chief Executive Officer, the compensation of the Company's other officers, consistent with employment contracts.

     The Company has a compensation program that consists of salary and performance bonus (which are generally reviewed annually) and stock options. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program which provides overall compensation competitive with that paid executives with comparable qualifications and experience. This is critical to attract and retain competent executives.

     The Company has an incentive compensation plan which is intended to provide a pool of dollars and is based upon the Company's achieving specific levels of profitability. In fiscal 1999, the Company credited $46,837 to this incentive fund; $46,800 was paid from this fund in October, 1999 to employees of the Company other than Mr. McPike. No amounts were credited to this fund prior to fiscal 1999. (See page 9). In addition, the Committee from time to time may award individual executives bonuses based upon specific events that enhance the value of the Company. In October, 1999, the Committee awarded Mr. McPike a salary increase from $180,000 to $185,000 per annum. In November, 1999, the Committee awarded a $25,000 bonus to Mr. McPike in recognition of his service in restructuring the Company and achieving operating profitability in fiscal 1999.

     The Committee determines options to be granted under Company
Option Plans. These plans provide additional incentive to maximize stockholder value. The plans may also utilize vesting periods to encourage option recipients to continue in the employ of the Company. The Company grants stock options to its executive officers and to a number of additional key employees.

               Compensation and Stock Option Committee:

                        George C.J. Bigar
                        Samuel M. Fodale
                          John M. Sabin


                       PERFORMANCE GRAPH

     The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return (assuming reinvestment of dividends, if any) on the Company's Common Stock for the five-year period shown, compared with the American Stock Exchange Market Index and a SIC code index made up of all public companies whose four-digit standard industrial code number (6794) includes patent owners and lessors and who have been public for the period covered by the graph, all for the fiscal years ended July 31, assuming $100 invested on August 1, 1994 in the Company's Common Stock, the American Stock Exchange Market Index and a published SIC code index of public companies.


                   (I N S E R T    G R A P H)


                   1994      1995      1996      1997      1998     1999

Competitive
  Technologies,
  Inc.           $100.00   $ 80.83   $136.67   $146.67   $113.33  $ 79.17
Industry Index
  6794           $100.00   $191.30   $378.96   $409.38   $459.84  $257.59
Broad Market
  AMEX           $100.00   $121.28   $124.13   $147.53   $161.02  $165.58


                 BOARD MEETINGS AND COMMITTEES

     During the last full fiscal year, fourteen (14) meetings of the Board of Directors of the Company were held. During the same period the audit committee met three (3) times, the compensation and stock option committee met seven (7) times, and the nominating committee met four (4) times. No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board and committees of which he was a member.

     The function of the audit committee is to review with the Company's auditors the scope and adequacy of the audit and the Company's accounting practices, procedures and policies and to advise management of the Company concerning the purchase, sale and retention of interest-bearing securities. The function of the compensation and stock option committee is to make recommendations to the Board of Directors with respect to compensation of officers and other employees of the Company and to exercise all of the powers of the incentive compensation committee as well as to grant options under and administer the Company Option Plans and to determine the number of shares of the Company's Common Stock to be contributed to the Company's Retirement Plan. The function of the nominating committee is to make recommendations to the Board with respect to candidates for director of the Company. (The nominating committee will consider nominees recommended by stockholders; no special procedures need to be followed in submitting such recommendations.) The function of the executive committee is to exercise, subject to the limitations prescribed by Delaware law, the authority of the Board of Directors between meetings of the Board.


         PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
                      TO AUTHORIZE 2,000,000 SHARES
               OF UNDESIGNATED CLASS A PREFERRED STOCK

     The Board of Directors of the Company has unanimously adopted a resolution declaring it advisable to amend Article Fourth of the Company's Restated Certificate of Incorporation to authorize the issuance of 2,000,000 shares of a new class of undesignated preferred stock (the "Class A Preferred Stock").
The text of the proposed amendment to the Restated Certificate of Incorporation is attached as Exhibit A to this Proxy Statement and we urge you to read the Exhibit for a more complete understanding.

     Many publicly held companies have charters which provide for undesignated preferred stock. The Board believes it advisable to authorize such a class of preferred stock to have such shares available, among other things, for issuance in connection with financing alternatives, acquisitions and general corporate purposes, including public or private offerings of shares for cash. The Board has made no determination with respect to the issuance of any shares of Class A Preferred Stock and has no present commitment, arrangement or plan which would require the issuance of such shares of Class A Preferred Stock in connection with an equity offering, merger, acquisition or otherwise.

     The term "undesignated preferred stock" refers to stock for which the board of directors of a corporation may fix or change the terms, including without limitation: (i) the division of such shares into series; (ii) the dividend or distribution rate; (iii) the dates of payment of dividends or distributions and the dates from which they are cumulative; (iv) liquidation price; (v) redemption rights and price; (vi) sinking fund requirements;
(vii) conversion rights; (viii) restrictions on the issuance of additional shares of any class or series; (ix) preferences; (x) voting rights; and (xi) other relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof.

     As a result, the Board of Directors of the Company will, in the event of the approval of this proposal by the stockholders, be entitled to authorize the creation and issuance of up to 2,000,000 shares of Class A Preferred Stock in one or more series with such terms, limitations and restrictions as may be determined in the Board's sole discretion, with no further authorization by the Company's stockholders (except as may be required by applicable laws, regulatory authorities or the rules of any stock exchange on which the Company's securities are then listed). No creation or issuance of such Class A Preferred Stock may be made without approval by three-fourths (75%) of the whole Board of Directors of the Company then in office.

     Article Fourth of the Company's Restated Certificate of Incorporation currently authorizes the Company to issue 20,000,000 shares of Common Stock and 35,920 shares of Preferred Stock (which Preferred Stock is referred to in this section of the Proxy Statement as the "Existing Preferred Stock"). The terms of the Existing Preferred Stock, of which 2,427 shares are currently outstanding, are set forth in the Restated Certificate of Incorporation and may not be changed except by formal amendment of the Restated Certificate of Incorporation. The Company does not presently intend to issue any additional shares of Existing Preferred Stock.

     The holders of shares of Class A Preferred Stock will have only such voting rights as are granted by law and authorized by the Board of Directors with respect to any series thereof; provided, however, that the shares, if not convertible into Common Stock, will not have more than one vote per share, except as otherwise required by law, and if convertible into Common Stock, will not have more votes per share than they would have if they were so converted, except as otherwise required by law. The Board of Directors of the Company will have the right to establish the relative rights of the Class A Preferred Stock in respect of dividends and other distributions and in the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company as compared with such rights applicable to the Common Stock, the Existing Preferred Stock and any other series of Class A Preferred Stock.

     Article Fourth of the Company's Restated Certificate of Incorporation will continue to provide that no holder of any class of stock of the Company shall have any preemptive rights to acquire any shares of any class of stock or other securities of the Company.

     It is not possible to state the effect of the authorization of the Class A Preferred Stock upon the rights of holders of Common Stock or the Existing Preferred Stock until the Board determines the terms relating to one or more series of Class A Preferred Stock. However, such effects might include without limitation: (i) the reduction of amounts otherwise available for payment of dividends on Common Stock or the Existing Preferred Stock, to the extent dividends are payable on any issued shares of Class A Preferred Stock, (ii) restrictions on dividends on Common Stock or the Existing Preferred Stock if dividends on Class A Preferred Stock are in arrears, (iii) dilution of the voting power of the Common Stock and the Existing Preferred Stock and dilution of net income and net tangible book value per share of Common Stock as a result of any such issuance, depending on the number of shares issued and the purpose, terms and conditions of the issuance, and (iv) the holders of Common Stock and the Existing Preferred Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to shares of Class A Preferred Stock.

     Although the Company has no present commitment, arrangement or plan for issuance of the Class A Preferred Stock, the authorized but unissued shares of such Class A Preferred Stock could be used to make a takeover or change in control in the Company more difficult. Under certain circumstances, rights granted upon issuance of shares of the Class A Preferred Stock could be used to create voting impediments or to discourage third parties seeking to effect a takeover or otherwise gain control of the Company. The issuance of Class A Preferred Stock could have the effect of delaying, preventing or influencing a change in control of the Company and could make more difficult the removal of the present management. The issuance of Class A Preferred Stock, depending on the terms of such stock and the circumstances surrounding its issuance, could have the effect of blocking a take-over of the Company and thereby depriving the present stockholders of a premium price for their shares.

Vote Required for Approval; Board Recommendation

     The vote required for approval of the amendment to the Restated Certificate of Incorporation to authorize the issuance of undesignated Class A Preferred Stock is the affirmative vote of a majority of all outstanding shares of the Company's Common Stock and Existing Preferred Stock entitled to vote thereon, voting together as one class.

     The Board believes that this type of stock is an important tool that will enhance the Board's ability to act promptly and efficiently in the best interests of the Company and its stockholders.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
               APPROVAL OF THE PROPOSED AMENDMENT.


                     PROPOSAL TO APPROVE THE
                2000 DIRECTORS STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, the 2000 Directors Stock Option Plan (the "2000
Directors Plan").

Description of the 2000 Directors Plan

     The persons who will be eligible to receive options under the 2000 Directors Plan will be directors of the Company who are not employees of the Company or any subsidiary. All of the seven nominees for election as director listed above under "Election of Directors" except Mr. McPike will be eligible to receive options.

     On the date of the forthcoming annual meeting of stockholders, each individual who is elected as a director at the meeting and is an eligible director will receive an initial option to purchase 10,000 shares of the Company's Common Stock. If a new person who is eligible to receive options is elected a director after the forthcoming annual meeting, whether by the stockholders or by the Board, such new director will also receive, on the date he or she is first elected a director, an initial option to purchase 10,000 shares of the Company's Common Stock.

     Each eligible director holding office on the first business day of January of each year subsequent to the date of grant of his or her initial option will receive an additional option to purchase 10,000 shares of the Company's Common Stock. If sufficient shares are not available under the 2000 Directors Plan on any option issuance date, the number of options will be reduced prorata.

     Each option will have an exercise price of 100% of fair market value at date of grant, will have a term of ten years from date of grant, and will fully vest on the date of grant.

     If a person's directorship is terminated by reason of death or permanent disability as described in the 2000 Directors Plan, options may be exercised within one year after termination. If the termination is for any other reason, options may be exercised only within 180 days after termination. In no event may an option be exercised after expiration of its ten-year term.

     Payment for shares purchased on exercise of an option will be in cash, or in lieu thereof, in whole or in part in shares of Common Stock owned at least six months prior to exercise and valued at fair market value on the exercise date.

     An aggregate of 250,000 shares of the Company's Common Stock will be reserved for issuance under the 2000 Directors Plan. If the current nominees for director are elected at the forthcoming annual meeting, an aggregate of 60,000 initial option grants will be made to those directors on the meeting date. Any shares covered by options which expire or are terminated may be re-optioned under the Plan.

     The term of the 2000 Directors Plan extends to the first business day of January, 2010. However, based on the expected number of future option grants, it is anticipated that the 250,000 shares reserved for issuance will be exhausted well before 2010. When this occurs, no additional options will be issuable under the 2000 Directors Plan unless the Company's stockholders approve an increase in the number of shares reserved for issuance.

     Provision is made in the 2000 Directors Plan for adjustments by the Board for such matters as stock splits and reorganizations to prevent substantial dilution or enlargement of the rights covered or to be covered by option grants. Generally, options will not be transferable, but the Board will have the authority, in its discretion, to permit limited family transfers.

     At any time the Board may amend or discontinue the 2000 Directors Plan, except that no amendment may be made, except with stockholder approval, that will increase the number of shares reserved for options or reduce the option price below 100% of fair market value on date of grant (except for adjustments as described above), or change the requirements for participation under the Plan. No options may be granted under the Plan after the first business day of January, 2010.

     A complete copy of the 2000 Directors Plan is attached to this Proxy Statement as Exhibit B and we urge you to read the Exhibit for a more complete understanding.

     The Company expects to register under the Securities Act of 1933 the shares issuable under the 2000 Directors Plan.

     Had the 2000 Directors Plan been in effect on February 12,
1999, the date of last year's annual meeting of stockholders, options would have been granted as follows:

                              Number of           Option Exercise
Name and Position             Options             Price per Share


Specified Executives                0                       N/A

Specified Executives
  as a Group                        0                       N/A

Current Non-Executive
  Directors:

     Four directors on
     February 12, 1999 (one
     of whom resigned on
     September 30, 1999)       40,000                  $ 6.5000

     One director elected
     June 25, 1999             10,000                  $ 6.2500

     One director elected
     November 19, 1999         10,000                  $ 5.5625

Non-Executive Officers
  and Employees as a group          0                       N/A

     In addition, assuming no resignations, on January 3, 2000, an aggregate of 60,000 options would have been granted to the Non-Executive Directors at an exercise price of 100% of fair market value on date of grant.

     On December 20, 1999, the last reported sale price of the Company's Common Stock on the American Stock Exchange, on which the Company's Common Stock is listed, was $5.625 per share.

Federal Income Tax Consequences

     The grant of options under the 2000 Directors Plan will have no immediate tax consequences to the Company or the optionee. On exercise the difference between the option price and the fair market value of the shares on the measuring date (normally the exercise date of the option) will be taxable as ordinary income to the optionee and will be deductible by the Company. A portion of the excess of the deduction allowed the Company over the value of the option when issued may be subject to the alternative minimum tax imposed upon corporations. Gain or loss on the subsequent sale of the shares will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company. The optionee will have a tax basis in the shares equal to the exercise price of the option plus the amount taxable as ordinary income to the optionee upon acquisition of the shares.

     If the optionee pays the exercise price of the option by tendering shares that the optionee already owns, the exchange will constitute a tax-free exchange to the optionee to the extent that the same number of shares are received as are tendered. The new shares will retain the basis and holding period of the tendered shares. If the optionee receives additional shares (representing the excess of the fair market value of all shares received as a result of exercising the option over the option price), the fair market value of the additional shares will be taxable as ordinary income to the optionee and the optionee will have a basis in these shares equal to their fair market value. The Company will receive an income tax deduction equal to the fair market value of these shares to the same extent that they are taxable to the optionee.

     If an optionee transfers a transferable option in accordance with the provisions of the 2000 Directors Plan, the transfer will not cause the optionee to recognize any income at the time of transfer. At the time the transferee exercises the option, the optionee or his estate (and not the transferee) will have ordinary income as described above. If the transferee exercises the option, the transferee's basis in the stock will be the fair market value of the stock on the date of exercise. For gift tax purposes, the transfer of the option will constitute a completed gift on the date of the transfer, since options are fully vested on the date of grant.

     The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax effects which may accrue to participants or the Company.

Vote Required for Approval; Board Recommendation

     The Board of Directors urges stockholders to approve the 2000 Directors Plan to further align the interests of current and future directors with the long-term objectives of stockholders. Options under the Plan would provide to directors a widely accepted means of increasing their stake in the Company, and any benefits realized will mirror increases in value actually available to every stockholder. The Plan may also be beneficial in attracting new directors whose talents would complement those of current directors.

     The vote required for approval of the 2000 Directors Plan is a majority of the shares of holders of Common and Preferred Stock (voting as a single class) present or represented and entitled to vote on the matter at a meeting at which a quorum (the holders of a majority of the Company's outstanding shares of Common and Preferred Stock) is present in person or by proxy.

     Awards made pursuant to the 2000 Directors Plan will be in addition to the cash fees paid to non-employee directors and the 1996 Directors' Stock Participation Plan described above under
"Director Compensation."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
APPROVAL OF THE 2000 DIRECTORS PLAN.


            INFORMATION REGARDING INDEPENDENT PUBLIC
                           ACCOUNTANTS

     PricewaterhouseCoopers LLP served as independent public accountants for the fiscal year ended July 31, 1999, and the Board of Directors has selected PricewaterhouseCoopers to serve for the current year. A representative of PricewaterhouseCoopers is expected to be present at the annual meeting to make a statement if he desires to do so and to be available to respond to appropriate questions.


                    PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting (expected to be held in early January, 2001) under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting (expected to be mailed in late November, 2000) not later than August 2, 2000.

     Notice of stockholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company a reasonable time before the Company mails its proxy materials for its next annual meeting. Since the Company expects to mail its proxy materials in late November, 2000, the Company intends to take the position that notice of such matters is untimely if not received by October 18, 2000. The discretionary authority described in the last sentence of this proxy statement will be conferred with respect to any such untimely matters.


                             GENERAL

     The Company will bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or telegraph. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies.

     The Company will provide without charge (except for exhibits) to any record or beneficial owner of its securities, on written request, a copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended July 31, 1999, including the financial statements and schedules thereto. Exhibits to said report will be provided upon payment of fees limited to the Company's reasonable expenses in furnishing such exhibits. Written requests should be directed to Jeanne Wendschuh, Secretary of the Company, at 1960 Bronson Road, Post Office Box 340, Fairfield, Connecticut 06430.

     The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of the Company.

                              By Order of the Board of Directors

                              Jeanne Wendschuh
                              Secretary
Dated: December 22, 1999


                                                       EXHIBIT A

               PROPOSED AMENDMENT TO THE RESTATED
                 CERTIFICATE OF INCORPORATION OF
                 COMPETITIVE TECHNOLOGIES, INC.

Assuming that the amendment authorizing 2,000,000 shares of undesignated Class A Preferred Stock is adopted, Article Fourth of the Restated Certificate of Incorporation will be amended to read as follows:

"FOURTH: (a) Authorized Stock. The total number of shares of stock of all classes which the Corporation shall have authority to issue is 22,035,920 shares, of which 20,000,000 shares shall be Common Stock, having a par value of $.01 per share, 2,000,000 shares shall be Class A Preferred Stock, having a par value of $.01 per share, and 35,920 shares shall be Preferred Stock, having a par value of $25.00 per share.

     (b) Class A Preferred Stock. The relative rights, privileges, and restrictions relating to the Class A Preferred
Stock are as follows:

     (1) Shares of Class A Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine; provided however that no creation or issuance of such Class A Preferred Stock may be made without approval by three-fourths (75%) of the whole Board of Directors of the Corporation then in office. Each such series shall be given a distinguishing designation. All shares of any one series shall have preferences, limitations and relative rights identical with those of other shares of the same series and, except to the extent otherwise provided in the description of such series, with those of other shares of Class A Preferred Stock.

     (2) Authority is hereby expressly granted to the Board of Directors to fix from time to time by resolution or resolutions providing for the establishment and/or issuance of any series of Class A Preferred Stock, the designation of such series and the preferences, limitations and relative rights of the shares of such series, including the following:

     (A) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

     (B) The voting rights, if any, which shares of that series shall have, which may be special, conditional, limited or otherwise; provided, however, that shares of Class A Preferred Stock, if not convertible into Common Stock, will not have more than one vote per share, except as otherwise required by law, and if convertible into Common Stock will not have more votes per share than they would have if they were so converted, except as otherwise required by law;

     (C) The rate of dividends, if any, on the shares of that series, whether dividends shall be non-cumulative, partially cumulative or cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation's capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series, shares of Preferred Stock or shares of Common Stock;

     (D) Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, the event or events upon or after which they shall be redeemable, whether they shall be redeemable at the option of the Corporation, the stockholder or another person, the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates), whether such amount shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events and whether such amount shall be paid in cash, indebtedness, securities or other property or rights, including securities of any other corporation;

     (E) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms of and amounts payable into such sinking fund;

     (F) The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary dissolution or liquidation of the Corporation, and the relative rights of priority, if any, of payment of shares of that series over shares of any other series, shares of Preferred Stock or shares of Common Stock in any such event;

     (G) Whether the shares of that series shall be convertible into or exchangeable for cash, shares of stock of any other class or any other series, indebtedness, or other property or rights, including securities of another corporation, and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, and whether such rates shall be a designated amount or an amount determined in accordance with a designated formula or by reference to extrinsic data or events,the date or dates upon or after which they shall be convertible or exchangeable, the duration for which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable, and whether they shall be convertible or exchangeable at the option of the Corporation, the stockholder or another person, and the method (if any) of adjusting the rate of conversion or exchange in the event of a stock split, stock dividend, combination of shares, or similar event;

     (H) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series; and

     (I) Any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Article FOURTH and to the full extent now or hereafter permitted by the laws of the State of Delaware.

     (c) Preferred Stock and Common Stock. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Preferred Stock and Common
Stock of the Corporation are as follows:

     (1) Dividends: The holders of the Preferred Stock shall be entitled to receive, out of any funds of the Corporation lawfully available for dividends under the laws of the State of Delaware, if, as and when declared by the Board of Directors in its discretion, preferential dividends at the rate of 5% of the par value of the Preferred Stock, per share per annum, and no more, payable quarterly on the 30th day of January, April, July and October, respectively, in each year, before any dividends shall be declared or paid upon or set apart for, or other distribution shall be ordered or made in respect of, any shares of Common Stock; provided, however, that dividends on the Preferred Stock shall be noncumulative, so that if such dividends on the Preferred Stock are not declared or paid, in whole or in part, the unpaid dividends shall not accumulate.

     (2) Preference Upon Liquidation: In the event of any liquidation, dissolution or winding up of the Corporation or any reduction of its capital resulting in any distribution of its assets to its stockholders, whether voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive, for each share thereof, out of the assets of the Corporation, whether from capital, surplus or earnings available for distribution to its stockholders, $25.00 per share in cash, before any distribution of assets of the Corporation shall be made to the holders of the Common Stock; but the holders of the Preferred Stock shall be entitled to no further participation in such distribution. If, upon any such liquidation, dissolution, winding up or reduction, the assets of the Corporation distributable as aforesaid among the holders of the Preferred Stock shall be insufficient to permit the payment to them of the full preferential amount aforesaid, then the entire assets of the Corporation to be distributed shall be distributed ratably among the holders of the Preferred Stock in proportion to the full preferential amount to which they are respectively entitled. A consolidation or merger of the Corporation, or a sale or transfer of all or substantially all of its assets as an entirety, shall not be regarded as a voluntary liquidation, dissolution or winding up of the Corporation.

     (3) Voluntary Redemption: The Corporation may, at its option, expressed by resolution of its Board of Directors, at any time or from time to time, redeem the whole or any part of the Preferred Stock at a redemption price for each share thereof equal to $25.00. Notice of any proposed redemption of shares of Preferred Stock shall be given by the Corporation by mailing a copy of such notice at least 30 days prior to the date fixed for such redemption to the holders of record of the shares of Preferred Stock to be redeemed, at their respective addresses appearing on the books of the Corporation. If less than all the shares of Preferred Stock are to be redeemed as herein provided, the redemption shall be made in such amount, at such place, by such method, either by lot or pro rata, and subject to such provisions of convenience as shall from time to time be determined by resolution of the Board of Directors. From and after the date fixed in any such notice as the date of redemption, unless default shall be made by the Corporation in providing moneys at the time and place specified for the payment of the redemption price pursuant to said notice, all rights of the holders of said shares of Preferred Stock so called for redemption as stockholders of the Corporation, except only the right to receive the redemption price, shall cease and determine and such shares shall be deemed no longer to be outstanding.

     (4) Voting Power: The holders of the Preferred Stock and of the Common Stock shall possess full voting power for the election of directors and for all other purposes. Holders of stock of such class entitled to vote shall have one vote for each share of stock held by them.

     (d) No Preemptive Rights. No holder of any class of stock of the Corporation, whether now or hereafter authorized, shall have any preemptive, preferential or other rights to subscribe for or purchase or acquire any shares of any class of stock or any other securities of the Corporation, whether now or hereafter authorized, and whether or not convertible into, or evidencing or carrying the right to purchase, shares or any other securities now or hereafter authorized, and whether the same shall be issued for cash, service or property, or by way of dividend or otherwise."


                                                        EXHIBIT B

                 COMPETITIVE TECHNOLOGIES, INC.
                2000 DIRECTORS STOCK OPTION PLAN

1.   Purpose

     This Stock Option Plan (the "Plan") is intended to assist Competitive Technologies, Inc., a Delaware corporation (the "Company"), in attracting and retaining qualified directors ("Directors") and to further align the interests of current and future Directors with the long-term objectives of stockholders and to provide to Directors a widely accepted means of increasing their stake in the Company. Benefits realized under the Plan will mirror increases in value actually available to every stockholder.

2.   Eligibility

     The persons who shall be eligible to receive options under the Plan ("Options") shall be Directors of the Company who are not employees of the Company or any subsidiary of the Company
(the "Eligible Directors" or "Grantees").

3.   Stock

     Subject to the provisions of Section 10, an aggregate of 250,000 shares of the Company's common stock, $.01 par value ("Common Stock") will be reserved for issuance upon the exercise of Options to be granted from time to time under the Plan. In the event that any outstanding Option under the Plan for any reason expires or is canceled or terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan. The Company's obligation to grant Options hereunder is limited to the number of shares of Common Stock available for issuance hereunder, as described in the preceding two sentences. In the event that, on the date of grant, the number of shares available under the Plan is less than the number of shares needed for the Options to be granted on such date, then the Option to be granted to each Director eligible to receive an Option on such date shall be prorated, according to the number of shares available under this section. Nothing contained herein shall obligate the Company to issue an Option for a fractional share of Common Stock.

4.   Administration

     The Board of Directors (the "Board") will administer and interpret the Plan, prescribe, amend and rescind any rules or regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other actions it deems necessary or advisable. All decisions, determinations, interpretations and other actions by the Board shall be final and binding on all Grantees of Options granted under the Plan and all persons deriving their rights from a Grantee. No member of the Board shall be liable for any action taken or failed to be taken in good faith or determination made pursuant to the Plan.

5.   Terms and Conditions of Options

     Options granted pursuant to the Plan shall be evidenced by Option agreements in such form as the Board shall from time to time approve ("Option Agreements"), which Option Agreements shall comply with and be subject to the following terms and conditions:

     (a)  Grant of Options.

          (i) Initial Grant. On the day of the next annual meeting of stockholders, expected to be held in January 2000, each individual who, on such date, is elected as a Director at such meeting and is an Eligible Director, shall receive an Option for 10,000 shares of the Company's Common Stock. Thereafter, on the date any new Eligible Director is elected to office during the term of this Plan, whether by the stockholders or by the Board, such new Eligible Director shall receive an Option for 10,000 shares of the Company's Common Stock.

          (ii) Annual Grants. Each Eligible Director holding office on the first business day in January of each year subsequent to the date on which such person received an Option grant pursuant to Section
5(a)(i) above will receive, on that date, an additional Option for 10,000 shares of the Company's Common Stock.

     (b) Fair Market Value. The fair market value for purposes of the Plan is defined as the average of the high and the low sales prices as of a specified date as reported on the principal exchange on which the Company's Common Stock is traded, or if such sales price is not available, as determined in good faith (using customary valuation methods) by resolution of the Board ("Fair Market Value").

     (c) Option Price. Each Option Agreement shall state the price at which the Option shares therein may be exercised, which price shall be equal to 100% of the Fair Market Value on the date of grant.

     (d) Term. The term of any Option shall be ten years from its grant date.

     (e)  Exercisability. Each Option shall be 100% vested upon grant.

     (f) Transferability. The Board shall retain the authority and discretion to permit an Option to be transferable as long as such transfers are made only to one or more of the following: children of Grantee, spouse of Grantee, or grandchildren of Grantee, or trusts in which Grantee and/or the aforementioned family members ("Permitted Transferees") have more than 50% of the beneficial interest, provided that such transfer is a bona fide gift and accordingly, the Grantee receives no value for the transfer as provided in the instructions to SEC Form S-8, and that the Options transferred continue to be subject to the same terms and conditions that were applicable to the Options immediately prior to the transfer. Options are also subject to transfer by will or the laws of descent and distribution. Options granted pursuant to this Plan shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise. A Permitted Transferee may not subsequently transfer an Option. The designation of a beneficiary shall not constitute a transfer.

     (g) Termination of Option. An Option shall terminate and shall not be exercisable if Grantee ceases to be a Director of the Company, except that (i) if such Grantee's directorship is terminated on account of death or permanent disability, Grantee or his or her successors or assigns may at any time within one year after termination of Grantee's directorship exercise the Option and (ii) if such Grantee's directorship is terminated for any reason other than death or permanent disability, Grantee or his or her successors or assigns may at any time within 180 days after termination of Grantee's directorship exercise the Option. Notwithstanding the foregoing provisions of this Section 5(g), an Option may not be exercised to any extent by anyone after the expiration of its term. For purposes of this Section 5(g), "permanent disability" shall mean a physical or mental impairment which is expected to be of long and continuous duration or expected to end in death, which impairment prevents the Grantee from performing his duties as a Director. The determination of the Board as to whether a Grantee is permanently disabled shall be final and binding on all persons.

     (h) Minimum Exercise. The minimum number of shares with respect to which an Option may be exercised in part at any time is 100.

6.   Restrictions on Shares

     (a) Investment Purposes, Etc. Prior to the issuance or delivery of any shares of the Common Stock under the Plan, the person exercising the Option may be required to:

          (i) represent and warrant that the shares of Common Stock to be acquired upon exercise of the Option are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof;

          (ii) represent and warrant that such person will not, directly or indirectly, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any such shares unless the sale, transfer, assignment, pledge, hypothecation or other disposition of the shares is pursuant to the provisions of this Plan and effective registrations under the Securities Act of 1933, as amended
("1933 Act") and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations; and

          (iii) execute such further documents as may reasonably be required by the Board upon exercise of the Option or any part thereof, including but not limited to any stock restriction agreement that the Board may choose to require.

     (b) Resale Restrictions. Nothing in this Plan shall assure any Grantee that shares issuable under the Option are registered on a Form S-8 under the 1933 Act or on any other Form. The certificate or certificates representing the shares of Common
Stock to be issued or delivered upon exercise of an Option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or any Option granted hereunder will require the Company to issue any Common Stock upon exercise of any Option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the 1933 Act, applicable state or foreign securities laws, or any other applicable rule or regulation then in effect.
The Company shall have no liability for failure to issue shares upon any exercise of Options because of a delay pending the meeting of any such requirements.

     (c) Registration. If the Company should elect in the future to register under the 1933 Act shares issuable under this Plan, the Board may modify or eliminate such of the foregoing representations and warranties as the Board may deem appropriate.

7.   Payment for Shares

     (a) Cash. Payment in full for shares purchased under an Option may be made in cash (including check, bank draft or money order) at the time that the Option is exercised.

     (b) Stock. In lieu of cash a Grantee may make payment for Common Stock purchased under an Option, in whole or in part, by tendering to the Company in good form for transfer, shares of Common Stock valued at Fair Market Value on the date the Option is exercised. Such shares must have been owned by the Grantee or the Grantee's representative for a period of at least six months prior to the exercise of the Option.

8.   Use of Proceeds from Stock

     Cash proceeds from the sale of stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

9.   No Implied Covenants

     Neither this Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained in office.

10.  Adjustments

     Changes or adjustments in the Option price, number of shares subject to an Option or other specifics as the Board should decide will be considered or made pursuant to the following rules:

     (a) Upon Changes in Common Stock. If the outstanding Common Stock is increased or decreased, or is changed into or exchanged for a different number or kinds of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse stock splits, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments will be made in the exercise price and/or the number and/or kind of shares or securities for which Options may thereafter be granted under this Plan and for which Options then outstanding under this Plan may thereafter be exercised. The Board will make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for Grantees. No adjustment provided for in this Section 10 will require the Company to issue or sell a fraction of a share or other security. Nothing in this Section will be construed to require the Company to make any specific or formula adjustment.

     (b) Prohibited Adjustment. If any such adjustment provided for in this Section 10 requires the approval of stockholders in order to enable the Company to grant or amend Options, then no such adjustment will be made without the required stockholder approval.

     (c) Further Limitations. Nothing in this Section will entitle the Grantee to adjustment of his or her Option in the following circumstances:

          (i) The issuance or sale of additional shares of the Common Stock through public offering or otherwise;

          (ii) The issuance or authorization of an additional class of capital stock of the Company;

         (iii) The conversion of convertible preferred stock or debt of the Company into Common Stock; and

          (iv) The payment of dividends except as provided in Section
10(a).

     The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.  Corporate Reorganizations

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than 80% of the voting power of the stock of the Company then outstanding, by another corporation or person, the Plan will terminate and all Options will lapse. The result described above will not occur if a provision is made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options earlier granted, or the substitution for such Options, or options covering the stock of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number of shares and prices, in which event the Plan and Options theretofore granted will continue in the manner and under the terms so provided.

12.  Rights as a Stockholder

     A Grantee shall have no rights as a stockholder with respect to any Common Stock covered by his or her Option until the date of issuance of the stock certificate to the Grantee after receipt of the consideration in full set forth in the Option Agreement. Except as provided in Section 10 hereof, no adjustments will be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, or other distributions for which the record date is prior to the date on which the stock certificate is issued to the Grantee.

13.  Legal Requirements

     (a) Compliance with All Laws. The Company will not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of any such Common Stock to be acquired pursuant to the exercise of any Option on any stock exchange on which the Common Stock may then be listed, and (b) the compliance with any registration requirements or qualification of such shares under any federal securities laws, including without limitation the 1933 Act, the rules and regulations promulgated thereunder, or state securities laws and regulations, the regulations of any stock exchange or interdealer quotation system on which the Company's securities may then be listed, or obtaining any ruling or waiver from any government body which the Company may, in its sole discretion, determine to be necessary or advisable, or which, in the opinion of counsel to the Company, is otherwise required.

     (b) Plan Subject to Delaware Law. All questions arising with respect to the provisions of the Plan will be determined by the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal law.

14.  Modification, Extension and Renewal

     (a) Options. Subject to the conditions of, and within the limitations prescribed in the Plan herein, the Board may modify, cancel or renew outstanding Options. Notwithstanding the foregoing, no modification will, without the prior written consent of the Grantee, alter, impair or waive any rights or obligations associated with any Option earlier granted under the Plan.

     (b) Plan. The Board at any time, and from time to time, may interpret, amend or discontinue the Plan, subject to the limitation, however, that, except as provided in Section 10, no amendment shall be made, except upon stockholder approval, which will:

          (i) Increase the number of shares reserved for Options under the Plan; or

          (ii) Reduce the Option price below that which is stated in this Plan for any Option granted to a Director covered by this Plan;
or

         (iii) Change the requirements for eligibility for participation under the Plan.

15.  Plan Date and Duration

     This Plan shall become effective on the date that the stockholders approve the Plan at the forthcoming annual meeting of stockholders expected to be held in January 2000. Options may not be granted under the Plan after the first business day of January 2010.


                                                               PROXY

                 COMPETITIVE TECHNOLOGIES, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
    FOR THE ANNUAL MEETING OF STOCKHOLDERS, JANUARY 27, 2000

     The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints FRANK R. McPIKE, JR. and MICHAEL R. NOVACK, each with full power of substitution, as attorneys and proxies to vote all of the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company to be held on Thursday, January 27, 2000, at 10:00 A.M. local time at the American Stock Exchange, 86 Trinity Place, New York, New York 10006, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below, and for the transaction of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the December 22, 1999 Proxy Statement for said meeting:

1.   Election of Directors:

     [ ]  FOR all nominees listed below      [ ]  WITHHOLD AUTHORITY to vote
          (except as marked to the                for all nominees
          contrary below)

INSTRUCTION:   To withhold authority to vote for any individual
nominee, strike a line through nominee's name in the list below

George C.J. Bigar, Richard E. Carver, George W. Dunbar, Jr., Samuel
M. Fodale, Frank R. McPike, Jr., Charles J. Philippin, John M. Sabin

2. Approval of amendment to the Company's Restated Certificate of Incorporation to authorize 2,000,000 shares of Undesignated
     Class A Preferred Stock

     [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

3.   Approval of 2000 Directors Stock Option Plan.

     [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN



                        (continued and to be signed on reverse side)


(continued from other side)

     A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present, then that one, shall have and exercise all of the powers of said Proxy Committee.

     This Proxy will be voted as directed but if no direction is indicated, it will be voted FOR the election of the nominees named in proposal (1) and FOR proposals (2) and (3) as described herein. On other matters that may come before said meeting, this proxy will be voted in the discretion of the above-named Proxy Committee.


                              (Signature of Stockholder)

DATE:

NOTE: Please sign exactly as your name or names appear above. If the stock is registered in the name of more than one person, the proxy should be signed by all named holders. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.